Listing Report:Supplement No. 50 dated Jun 15, 2011 to Prospectus dated May 17, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated May 17, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated May 17, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 497220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$6,650	Estimated loss*:	1.95%
Term:	36 months

Lender yield:	7.99%	Borrower rate/APR:	8.99% / 9.33%	Monthly payment:	$302.05

Lender servicing fee:	1.00%	Effective Yield*:	7.99%
		Estimated return*:	6.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-1992	Debt/Income ratio:	21%
Credit score:	820-839 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	7y 1m
Amount delinquent:	$0	Total credit lines:	51	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,105	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	Yes
Screen name:	platinum-sniffer	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
simple man
Purpose of loan: debt consolidation
This loan will be used to...Get my debt paid off for more stable budget.

My financial situation: Work full time and make extra cash installing home heating and cooling systems.
I am a good candidate for this loan because...
I pay back my debts!!!! I strive hard to get out of debts I make. I have paid my debts off earlier than term of loans. Not a high risk! I want to settle down the intrest fluxuation and lock in one rate and get debt paid off soon as I can!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 498390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$108.87

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-1990	Debt/Income ratio:	>1000%
Credit score:	680-699 (Jun-2011)	Inquiries last 6m:	7	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,906	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	p2ploan-rocket8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502804
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	10.00%
Term:	36 months

Lender yield:	22.99%	Borrower rate/APR:	23.99% / 27.47%	Monthly payment:	$137.30

Lender servicing fee:	1.00%	Effective Yield*:	22.43%
		Estimated return*:	12.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1993	Debt/Income ratio:	34%
Credit score:	660-679 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	2	Current / open credit lines:	11 / 11	Length of status:	5y 5m
Amount delinquent:	$1,663	Total credit lines:	29	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,760
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	No
Screen name:	FLAVOR6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	32 ( 91% )	660-679 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	3 ( 9% )	680-699 (Jun-2008)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
POWER CHAIR
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
I PAY MY BILLS

Monthly net income: $4200.00
Monthly expenses: $
Housing: $1236.00
Insurance: $125.00
Car expenses: $
Utilities: $250.00
Phone, cable, internet: $172.00
Food, entertainment: $650.00
Credit cards and other loans: $150.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 503716
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$322.47

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-2007	Debt/Income ratio:	22%
Credit score:	600-619 (Jun-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,413	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	81%
		Homeownership:	No
Screen name:	favorable-trade4	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	600-619 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	0 ( 0% )	680-699 (Jan-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to...consolidate high interest debt

My financial situation: Good
I am a good candidate for this loan because...I paid off my first Prosper Loan in less then half of the time of the loan schedule

Monthly net income: $2800
Monthly expenses: $300
Housing: $400
Insurance: $450
Car expenses: $100
Utilities: $50
Phone, cable, internet: $40
Food, entertainment: $150
Clothing, household expenses: $100
Credit cards and other loans: $80
Other expenses: $
Besides the Basic Bills the rest are really high monthly projections
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510944
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	10.40%	Borrower rate/APR:	11.40% / 13.52%	Monthly payment:	$230.50

Lender servicing fee:	1.00%	Effective Yield*:	10.37%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jul-2008	Debt/Income ratio:	13%
Credit score:	720-739 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,857	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	No
Screen name:	wise-undaunted-bill	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding on September 17th 2011
Purpose of loan:
This loan will be used to fund apart of our wedding on september 17th 2011. We have our savings account but we prefer to keep that for the down payment on our house and only want to use it as a last resort.

My financial situation:
I am a good candidate for this loan because I will always make my payment on time. In my entire history of credit I have never had a late payment. I am good for the funding, I have a stable and secure career with one of the top financial institutions working as a senior licensed banker. I am also looking to purchase my first home after the wedding so I can not risk my credit because it will decide whether I am approved for a home or not, which means you can be assured that I must make my payment monthly on time to you.

Please help in funding our loan. My Fianc? and I are paying for our wedding ourselves and rest assured any amount you loan to us will be paid back to you with interest in the time you request. Thank You.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	1.95%
Term:	60 months

Lender yield:	10.99%	Borrower rate/APR:	11.99% / 12.21%	Monthly payment:	$289.11

Lender servicing fee:	1.00%	Effective Yield*:	10.98%
		Estimated return*:	9.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jun-1988	Debt/Income ratio:	4%
Credit score:	800-819 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	4y 9m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$220	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	Yes
Screen name:	vigorous-nickel0	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan for home improvement
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511422
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$281.22

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-2004	Debt/Income ratio:	7%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 3	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Professional
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$17	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	18	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	jshortnsweet	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping my mom
Purpose of loan: Would like to help my family
This loan will be used to...help my mom, since she is currently struggling while waiting to sell her business.

My financial situation: No current debt except small student loan.
I am a good candidate for this loan because... I live at home with my parents so I have no rent to pay, i don't drive, and i rarely hang out.

Monthly net income: $4200
Monthly expenses: $309
Housing: $0
Insurance: $0
Car expenses: $0
Utilities: $0
Phone, cable, internet: $70
Food, entertainment: $100
Clothing, household expenses: $0
Credit cards and other loans: $139
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Estimated loss*:	1.95%
Term:	36 months

Lender yield:	7.99%	Borrower rate/APR:	8.99% / 9.33%	Monthly payment:	$111.28

Lender servicing fee:	1.00%	Effective Yield*:	7.99%
		Estimated return*:	6.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jan-1978	Debt/Income ratio:	Not calculated
Credit score:	800-819 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	13y 1m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,403	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	5%
		Homeownership:	No
Screen name:	blue-dedicated-revenue	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan 1
Purpose of loan:
This loan will be used to help my son get back on his feet.

My financial situation:
I am a good candidate for this loan because I have a good credit history with no late payments. My house is paid for.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	1.95%
Term:	60 months

Lender yield:	10.99%	Borrower rate/APR:	11.99% / 12.21%	Monthly payment:	$289.11

Lender servicing fee:	1.00%	Effective Yield*:	10.98%
		Estimated return*:	9.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Aug-1994	Debt/Income ratio:	6%
Credit score:	840-859 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	25y 6m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,022	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	5%
		Homeownership:	Yes
Screen name:	refined-diversification9	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan for home improvement
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511440
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$489.83

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1984	Debt/Income ratio:	29%
Credit score:	700-719 (Jun-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 12	Length of status:	10y 5m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,840	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Bankcard utilization:	5%
		Homeownership:	No
Screen name:	transaction-exec0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate my larger monthly credit payments to one that is more manageable and will give me a bit more breathing room. Currently making $900 a month min payments, and this payment would be considerably lower

My financial situation: I have a good salary as a manager at an insurance company in New York City. I also pay my bills on time. Would just love to have a lower payment to pay off these outstanding debts.

I am a good candidate for this loan because I pay my bills on time. I am looking to pay this off and better my overall credit score.

Annual net income: $98000
Monthly expenses: $
Housing: $ 1650
Insurance: $100
Car expenses: $300
Utilities: $200
Phone, cable, internet: $150
Food, entertainment: $300
Clothing, household expenses: $200
Credit cards and other loans: $800
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511446
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,600.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,520	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.36%	Monthly payment:	$131.94

Lender servicing fee:	1.00%	Effective Yield*:	17.57%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1986	Debt/Income ratio:	26%
Credit score:	700-719 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	22 / 22	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,912	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Homeownership:	Yes
Screen name:	balance-worker8	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,800.00	< 31 days late:	0 ( 0% )	800-819 (Nov-2010)
Principal balance:	$4,076.14	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
construction work
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $5800
Monthly expenses: $500
Housing: $1000
Insurance: $80
Car expenses: $0
Utilities: $200
Phone, cable, internet: $200
Food, entertainment: $500
Clothing, household expenses: $200
Credit cards and other loans: $300
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511452
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	2.60%
Term:	36 months

Lender yield:	9.29%	Borrower rate/APR:	10.29% / 12.40%	Monthly payment:	$486.05

Lender servicing fee:	1.00%	Effective Yield*:	9.26%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1990	Debt/Income ratio:	15%
Credit score:	760-779 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	27y 7m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,392	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	Yes
Screen name:	horse8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	760-779 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	0 ( 0% )	800-819 (Apr-2010)
Principal balance:	$5,363.64	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
~Third Times A Charm~
Purpose of loan:

I want consolidate a couple of bills and cancel one of the credit cards.

My financial situation:

I am a good candidate for this loan because I'm setting myself up to buy a house in 2 years with my family. I?ll be paying off my other Prosper loan($5400), Capitol One CC($2000) and my Citi Financial($4500). After the Capitol One is paid off I will be canceling that credit card. Thanks for considering me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511458
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$527.28

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1998	Debt/Income ratio:	19%
Credit score:	740-759 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,572	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	gravity389	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Marriage Loan
Purpose of loan:
This loan will be used to help pay for our marriage expenses. My fiancee and I both have parents which are retired, so we do not want them to have to pay for our wedding. We also do not want to stress our credit cards or our savings, so we believe this is a good option for us. Our plan is to use the monetary gifts we receive to help pay this loan off as quickly as possible.

My financial situation:
I am a good candidate for this loan because I have a solid career in a particular sector which is not slowing down in today's economy. My fiancee is also employed with her current employer for 8 years. We are trying to be careful with our money, and are both very level headed. We are not going overboard, and are going to have a very reasonable wedding.

We have been together coming close to a decade now, so we are certain that this will definitely be a long lasting marriage. Thank you for your consideration in providing help towards my marriage.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511464
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jan-1982	Debt/Income ratio:	18%
Credit score:	660-679 (Jun-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 10	Length of status:	10y 2m
Amount delinquent:	$619	Total credit lines:	27	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,181	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	PD911Dispatcher	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please Help an Animal Lover
Purpose of loan:
This loan will be used to eliminate Payday loans

My financial situation:
I am a good candidate for this loan because I have been at my place of employment for over 10 years and my job is secure. I am an honest, dedicated, hard working individual that lives a normal life with my husband of 19 yrs and my dear pets (that fill my life). I don't have alot of expenses because my husband pretty much takes care of all of them, though I pay the mortgage. I am ashamed of myself for getting into this situation, and it isn't fair to my husband. Though, he has no idea, and I cannot bring myself to telling him. I created this problem and I plan on finding a way out.

Monthly net income: $2400.00
Monthly expenses: $
Housing: $820.00
Insurance: $0
Car expenses: $0
Utilities:
Phone, cable, internet: $0
Food, entertainment: $100.00
Clothing, household expenses:
Credit cards and other loans: $250.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511482
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$489.83

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1991	Debt/Income ratio:	47%
Credit score:	760-779 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	24 / 21	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	63	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,179	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	Yes
Screen name:	discrete-openness9	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
TA
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511490
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$281.22

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2000	Debt/Income ratio:	21%
Credit score:	740-759 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,877	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	35%
		Homeownership:	No
Screen name:	commerce-lilac7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Desert Villas Loan
Purpose of loan:
This loan will be used to...purchase a timeshare through Westin Ownership Vacations at the Desert Willow Villas in Palm Desert.

My financial situation:
I am a good candidate for this loan because...I have a steady income and have good credit. I am current and have never missed a payment on all current creditors. I am single and hard-working and looking to build my future. I have paid off almost all of my credit card debt over the past year, and will have paid it all off in 2 more months.

Monthly net income: $4418
Monthly expenses: $ 2830
Housing: $ 620/month
Insurance: $ 120/month
Car expenses: $ 900/month
Utilities: $ 20/month
Phone, cable, internet: $ 20/month
Food, entertainment: $ 700/month
Clothing, household expenses: $ 100/month
Credit cards and other loans: $ 350/month
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$108.87

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1995	Debt/Income ratio:	22%
Credit score:	740-759 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 9	Length of status:	22y 10m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,323	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	hizhuny06	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used to catch up on some back debt since my husband is between jobs

My financial situation:
I am a good candidate for this loan because I pay my bills on time and I am constantly rebuilding my credit.

Monthly net income: $5500
Monthly expenses approximately: $4000
Housing: $1700
Insurance: $294
Car expenses: $474
Utilities: $267.23
Phone, cable, internet: $210
Food, entertainment: $275.
Clothing, household expenses: $100
Credit cards and other loans: $550
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511500
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 20.44%	Monthly payment:	$389.03

Lender servicing fee:	1.00%	Effective Yield*:	17.68%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-1993	Debt/Income ratio:	8%
Credit score:	700-719 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 6	Length of status:	11y 3m
Amount delinquent:	$22	Total credit lines:	14	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,583	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	power-funkmaster7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
<Loan for Home Improvement
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	May-2006	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jun-2011)	Inquiries last 6m:	5	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	courageous-justice3	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Send a Missionary Around the Globe
Purpose of loan:
This loan will be used to...
Finance my missions trip to several different countries- India, Japan and Columbia. I feel that God has placed a calling in my life to go spread the gospel and provide hope to those who are in despair by participating in relief work.

My financial situation: I just dont have the additional $4,000 in my bank account to fund the trip.
I am a good candidate for this loan because... I have a steady income and will be able to pay back the loan.

Monthly net income: $500-800
Monthly expenses: $ varies- i am very frugal
Housing: $free
Insurance: $free
Car expenses: $n/a
Utilities: $ free
Phone, cable, internet: $ 25 a month
Food, entertainment: $ food is free i can go without entertainment
Clothing, household expenses: $ I dont need to add to my wardrobe
Credit cards and other loans: $ student loans only 10,500 and i am still in school so they are differed.
Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$217.74

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1999	Debt/Income ratio:	12%
Credit score:	660-679 (Jun-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 11	Length of status:	10y 1m
Amount delinquent:	$0	Total credit lines:	65	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,543	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Bankcard utilization:	81%
		Homeownership:	Yes
Screen name:	huckleberry11	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Borrower w/ Good Income $3-$5K Loan
Purpose of loan:
This loan will be used to pay off a couple of medical bills and another personal loan that I borrowed for home improvements (expecting to have new baby next year).

My financial situation:
I am a good candidate for this loan because I've maintained the same employment over 10 years and bring home over $100k annually plus my spouses income. I've been a home owner for 8+ years and I have never been late on any payments. I have now been employed in the telecommunications industry since May 2001 and have been working at the Corporate Managment level for the past 6 years.

Monthly net income: $5,434
Monthly expenses: $3425 (sum of items listed below)
Housing: $1190
Auto Insurance: $145
Car expenses: $440
Utilities: $340
Phone, cable, internet: $160
Food, entertainment: $550
Clothing, household expenses: $100
Credit cards and other loans: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511652
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,550.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,885	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$238.63

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-1986	Debt/Income ratio:	22%
Credit score:	600-619 (May-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 4	Length of status:	11y 6m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,308	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Bankcard utilization:	89%
		Homeownership:	No
Screen name:	progressive-income3	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	600-619 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	640-659 (Dec-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
home improvment
Purpose of loan:
This loan will be used to improve my house im having another grandbaby and we need more space.

My financial situation:
I am a good candidate for this loan because i pay off bills asap i payed my last loan from prosper off in 3 months

Monthly net income: $48,000-50,000
Monthly expenses: $around 1,500
Housing: $234.84
Insurance: $80.00
Car expenses: $421.00
Utilities: $100.00
Phone, cable, internet: $80.00
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511658
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	10.40%	Borrower rate/APR:	11.40% / 13.52%	Monthly payment:	$823.21

Lender servicing fee:	1.00%	Effective Yield*:	10.37%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1999	Debt/Income ratio:	48%
Credit score:	860-879 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,559	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	Yes
Screen name:	bright-income2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Invention-being sold in 614 stores!
Purpose of loan: to cover the expenses involved in growing a company.
This loan will be used to buy supplies, pay employees, and carry us until our checks arrive from Spencer Gifts - the mall store chain. They have tested our product and have agreed to buy 2502 units for $10.50 each. The only problem is waiting net 60 to get paid. I am sure another order or 2 will come in from them before we get our first check, so cash is needed to keep us going for a little while.

My financial situation: strong. I am both employed and self-employed, so I have steady checks and business funds.
I am a good candidate for this loan because the money from Spencers first check can cover this loan and will arrive in August. I do not plan to pay off the loan that early because we plan to roll those checks into future production.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$4,550	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$279.47

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-1997	Debt/Income ratio:	45%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	44 / 40	Length of status:	12y 10m
Amount delinquent:	$0	Total credit lines:	118	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$47,714	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	Yes
Screen name:	helpin_u_out	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-659 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	0 ( 0% )	640-659 (Apr-2010) 600-619 (Jul-2008) 600-619 (Mar-2008)
Principal balance:	$3,323.78	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
SEEKING HELP WITH DEBT PAYOFF
Purpose of loan:
Looking to consolidate high interest credit card debt and get to one monthly payment amount.

My financial situation:
I am a good candidate for this loan because I have never defaulted on a Prosper payment and I have always paid on time and never late. The is a BK due to medical bills with the birth of our daughter. We had exploratory surgery done at St. Louis Children's Hospital and then wife lost her job due to having to take care of our child.

Monthly net income: $5800
Monthly expenses: $5050
Housing: $1700
Insurance: $210
Car expenses: $440
Utilities: $320
Phone, cable, internet: $180
Food, entertainment: $600
Clothing, household expenses: $100
Credit cards and other loans: $1300
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511676
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$261.29

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-2001	Debt/Income ratio:	18%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	7 / 7	Length of status:	4y 9m
Amount delinquent:	$820	Total credit lines:	22	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,185	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Bankcard utilization:	12%
		Homeownership:	No
Screen name:	responsive-interest9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511682
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$16,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$11,200	Estimated loss*:	1.95%
Term:	36 months

Lender yield:	7.99%	Borrower rate/APR:	8.99% / 9.33%	Monthly payment:	$508.72

Lender servicing fee:	1.00%	Effective Yield*:	7.99%
		Estimated return*:	6.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-1989	Debt/Income ratio:	15%
Credit score:	800-819 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	21y 7m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,733	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	Yes
Screen name:	tobedebtfreeinthree	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan Consolidation
Purpose of loan:
I wish to consolidate my higher interest credit card debt into a single loan that offers a lower interest which would allow me to pay off my balance in a shorter time.

My financial situation:
I am a excellent candidate for this loan because I have a spotless credit history without any delinquencies. I always pay my bills on time. I have a very strong credit score. I have been gainfully employed with my company for over 21 years now. I have a comfortable cushion between my take-home pay and with my mortgage and other monthly expenses that will allow me to pay down this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511706
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-2001	Debt/Income ratio:	20%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 10	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,153	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	44%
		Homeownership:	No
Screen name:	emperor2084	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card consolidation - win/win
Purpose of loan:
To pay off and consolidate the credit card debt I have. This is all part of my plan to pay down revolving credit accounts and eventually apply for a mortgage (hopefully within 2 years).

My financial situation:
I have no defaults, bankruptcies, late payments, etc. anywhere on my credit history. I am just interested in doing good business. You help me consolidate and I help you earn some money at the same time. I am a serious candidate - strong job security and salary and clean credit history.

Monthly net income: $4,000
Monthly expenses: $2,000 (spending money and bills)
Housing: $0 (I live in my parents guesthouse)
Insurance: $0 (life, disability, health and car insurance provided by employer)
Car expenses: $0 (car provided by employer)
Utilities: $0
Phone, cable, internet: $200
Food, entertainment: $600
Clothing, household expenses: $200
Credit cards and other loans: $500
Other expenses: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502041
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.36%	Monthly payment:	$146.60

Lender servicing fee:	1.00%	Effective Yield*:	17.57%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-2002	Debt/Income ratio:	20%
Credit score:	700-719 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,927	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	r0b3m4n	Borrower's state:	California	Borrower's group:	Socorro Capital Partners
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	45 ( 100% )	700-719 (Latest)
Principal borrowed:	$18,900.00	< 31 days late:	0 ( 0% )	820-839 (Jun-2010) 740-759 (Oct-2007)
Principal balance:	$8,607.41	31+ days late:	0 ( 0% )
Total payments billed:	45
Description
My 3rd and smallest loan so far!
Purpose of loan:
This loan will be used to consolidate some credit debt.

My financial situation:
I am a good candidate for this loan because I'm dependable and have many transactions in the past, all have gone well and they will continue to do so. I'm currently Employed as an Engineer and have been with this company over three years, my wife works at the local hospital. Thanks!

Monthly net income: $5000
Monthly expenses: $
Housing: $1590
Insurance: $60
Car expenses: $60
Utilities: $350
Phone, cable, internet: $100
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $800
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511161
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$108.87

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1988	Debt/Income ratio:	18%
Credit score:	680-699 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 9	Length of status:	20y 8m
Amount delinquent:	$8,659	Total credit lines:	24	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,862	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	bold-interest-birdie	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to bring my fiance home
Purpose of loan: Purchase medical equipment

This loan will be used to purchase a breathing/ventilator machine for my fiance. He is currently in the hospital and in order for him to be discharged, we need to get this machine. This is extremely hard for me because he was flying from South Carolina to Michigan, but got ill and had to land in Chicago, where he remains. He was exposed to jet fuel that burned his lungs. I just want him here with me, but this cannot happen without this machine.

My financial situation: Good. Work full-time for Social Services, have been employed full-time at same company for 21 years.
I am a good candidate for this loan because...I have a good repayment history.

Monthly net income: $4200
Monthly expenses: $3000
Housing: $855
Insurance: $125
Car expenses: $385
Utilities: $200
Phone, cable, internet: $200
Food, entertainment: $50
Clothing, household expenses: $50
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511369
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-2004	Debt/Income ratio:	50%
Credit score:	700-719 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	5y 3m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,149	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	No
Screen name:	camaraderi-triangulation7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Camaraderi
Purpose of loan:
This loan will be used to...
Consolidate debt.

My financial situation:
I am a good candidate for this loan because...
I have not made a late payment. My largest installment loan is co-owned; therefore, I only provide for half of the full monthly payment. If approved for this loan, I will be able to pay off credit cards and the monthly payment used for such, will go towards paying off this loan.

Monthly net income: $1070
Monthly expenses:
Housing: $0
Insurance: $0
Car expenses: $180
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $100
Clothing, household expenses: $100
Credit cards and other loans: $200
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511387
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$322.47

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-1990	Debt/Income ratio:	54%
Credit score:	600-619 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	21 / 20	Length of status:	8y 5m
Amount delinquent:	$0	Total credit lines:	50	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,089	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	SpaDreams31	Borrower's state:	Illinois	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	34 ( 94% )	600-619 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	2 ( 6% )	520-539 (Feb-2007) 520-539 (Feb-2007) 500-519 (Nov-2006) 480-499 (Oct-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
Business Improvement Loan
Purpose of loan:
This loan will be used to assist my brother with the family business remodeling. Our salon needs some improvement that are long overdue. Making these improvements would draw more customers and provide a nice environment for the staff.

My financial situation:
I am a good candidate for this loan because I pay my debts. I've paid off two loans in the past with no problems.

Monthly net income: $3100
Monthly expenses: $
Housing: $700
Insurance: $125
Car expenses: $450
Utilities: $100
Phone, cable, internet: $250
Food, entertainment: $100
Clothing, household expenses: $150
Credit cards and other loans: $250
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	10.00%
Term:	36 months

Lender yield:	22.99%	Borrower rate/APR:	23.99% / 27.47%	Monthly payment:	$98.07

Lender servicing fee:	1.00%	Effective Yield*:	22.43%
		Estimated return*:	12.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1994	Debt/Income ratio:	36%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	16y 10m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,527	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	No
Screen name:	ertimo	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	680-699 (May-2010) 660-679 (Jul-2009)
Principal balance:	$1,459.88	31+ days late:	0 ( 0% )
Total payments billed:	12
Description
Need to relocate
Purpose of loan:
This loan will be used to help me move to a better apartment closer to work.

My financial situation:
I am a good candidate for this loan because I pay all of my bills on time. I just do not have the cash available for the deposit and the other costs of moviug. I have a smaller Prosper loan in excellent standing.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	2.60%
Term:	36 months

Lender yield:	9.29%	Borrower rate/APR:	10.29% / 12.40%	Monthly payment:	$226.82

Lender servicing fee:	1.00%	Effective Yield*:	9.26%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-2002	Debt/Income ratio:	52%
Credit score:	740-759 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 17	Length of status:	6y 5m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,854	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	18%
		Homeownership:	No
Screen name:	AlMeg	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	740-759 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	720-739 (Dec-2010) 700-719 (Jul-2010) 660-679 (Oct-2009)
Principal balance:	$3,277.92	31+ days late:	0 ( 0% )
Total payments billed:	19
Description
Combining loans at a lower rate
Purpose of loan:This loan will be used to combine my wife???s and my loans into one. We will be making the same payments but just will be easier to have one loan instead of three and at a lower rate.??I am a good candidate for this loan because I pay all my bills on time and have already have had one loan and have made all payments on time.????My financial situation:Monthly net income: $ 4400 Monthly expenses: $ 2775??Housing: $ 0??Insance: $ 175??Car expenses: $ 750??Utilities: $ 200??Phone, cable, internet: $ 150??Food, entertainment: $ 500??Clothing, household expenses $ 100??Credit cards and other loans: $ 700??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511417
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	3.80%
Term:	60 months

Lender yield:	13.90%	Borrower rate/APR:	14.90% / 16.29%	Monthly payment:	$237.37

Lender servicing fee:	1.00%	Effective Yield*:	13.85%
		Estimated return*:	10.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1972	Debt/Income ratio:	33%
Credit score:	780-799 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	18y 9m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,356	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	17%
		Homeownership:	No
Screen name:	loot-pudding	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to reduce credit card debt into one monthly payment and reduce the higher interest rates on a few credit cards.

My financial situation:
I am a great candidate for this loan because I pay my monthly bills on time all the time. I have excellent credit and am looking to consolidate some existing debts and payoff these debts within 5 years. I am seeking a consolidation loan to clear my financial obligations and look to retiring with my husband and do some much needed traveling. I have heard a peer to peer loan maybe an excellant option for someone with an impecible credit history as mine. My credit will show you I am a good candidate because my score is in the upper 700's and any report will also indicate I have more than 80% of available credit. Thank you for interest in investing in me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511423
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.36%	Monthly payment:	$549.76

Lender servicing fee:	1.00%	Effective Yield*:	17.57%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1989	Debt/Income ratio:	31%
Credit score:	660-679 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	10y 11m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Religious
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,998	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	pericope	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	66 ( 100% )	660-679 (Latest)
Principal borrowed:	$12,500.00	< 31 days late:	0 ( 0% )	640-659 (Aug-2008) 700-719 (Sep-2006)
Principal balance:	$0.03	31+ days late:	0 ( 0% )
Total payments billed:	66
Description
Reorganize & attack consumer debt
After completing two previous Prosper loans, I'm seeking a third to reorganize and attack consumer debt acquired when I left my first career to enter graduate school in 2000. I finished my master's degree in 2003 and am now well-established as a minister in a mainline denomination.

I'm a good candidate for this loan because of my excellent payment history with Prosper and all my lenders, because I have the equivalent of tenure in my work, and because my income is more than sufficient for repayment.

Monthly net income: $4,987.75
Monthly expenses: $3,103.57 (broken down below)
Difference: $1,884.18

Housing: provided
Insurance: $170.00
Car expenses: $375.00
Utilities: $228.00
Phone, cable, internet: $60.00
Food, entertainment: $425.00
Clothing, household expenses: $150.00
Credit cards and other loans: $495.57*
Other expenses (taxes): $1,200.00

*To be replaced by $549.76 Prosper payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511437
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	1.95%
Term:	36 months

Lender yield:	7.99%	Borrower rate/APR:	8.99% / 9.33%	Monthly payment:	$635.90

Lender servicing fee:	1.00%	Effective Yield*:	7.99%
		Estimated return*:	6.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jul-1996	Debt/Income ratio:	6%
Credit score:	800-819 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,868	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	12%
		Homeownership:	Yes
Screen name:	toro8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
Bathroom Renovation

My financial situation:
I am a good candidate for this loan because I am responsible and have good stable income. This is our first home that we purchased about a year ago. We'd like to remodel the bathrooms to add value to the home. I put 20% down for the home but I prefer not to try home equity.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-2000	Debt/Income ratio:	21%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 6	Length of status:	22y 4m
Amount delinquent:	$150	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,619	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	112%
		Homeownership:	Yes
Screen name:	p2p-framework	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bill loan
Purpose of loan:
This loan will be used to...pay off billls

My financial situation:
I am a good candidate for this loan because...I need the money

Monthly net income: $2800
Monthly expenses: $
Housing: $815.00
Insurance: $100
Car expenses: $375
Utilities: $200
Phone, cable, internet: $200
Food, entertainment: $400
Clothing, household expenses: $50
Credit cards and other loans: $100
Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511447
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$122.46

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1997	Debt/Income ratio:	12%
Credit score:	720-739 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	14y 2m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,454	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	eloquent-exchange3	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PayOfff
Purpose of loan:
This loan will be used...
My financial situation:
I am a good candidate for this loan because

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1982	Debt/Income ratio:	24%
Credit score:	760-779 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 8	Length of status:	4y 4m
Amount delinquent:	$1,444	Total credit lines:	44	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	18	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	versatile-credit479	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan for house improvement
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511491
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$16,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$11,200	Estimated loss*:	1.95%
Term:	60 months

Lender yield:	10.99%	Borrower rate/APR:	11.99% / 12.21%	Monthly payment:	$355.83

Lender servicing fee:	1.00%	Effective Yield*:	10.98%
		Estimated return*:	9.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-1993	Debt/Income ratio:	5%
Credit score:	800-819 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	31y 0m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	hope-sleuth	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan for home improvement
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511655
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,875.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,012.50	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$125.20

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-2001	Debt/Income ratio:	31%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	5y 9m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,245	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	101%
		Homeownership:	No
Screen name:	JohnSpartan117	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to...consolidate my credit cards.

My financial situation:
I am a good candidate for this loan because...I will have no problem making the monthly payments on this loan. Also, since I am graduating this coming Fall 2011 semester, and only have ONE CLASS TO TAKE TO GRADUATE. I will be making more money than what you see below.

Ask me any questions you may have. your investment in me will be used to help me stream line my debt and help me pay it off faster. Thank you all!

Monthly net income: $1,000 (income will increase starting July 2011)
Monthly expenses: $ 60.00 (Gas for car)
Housing: $0
Insurance: $70.75
Car expenses: $0 (have a used car thats paid for)
Utilities: $0
Phone, cable, internet: $95.00 (Cell phone)
Food, entertainment: $160.00
Clothing, household expenses: $0
Credit cards and other loans: $175.00 (if paid minimum payments)
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511685
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$281.22

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1995	Debt/Income ratio:	9%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$502	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Bankcard utilization:	48%
		Homeownership:	No
Screen name:	gain-pecan9	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan home improvement
Purpose of loan:
This loan will be used to... get storm doors, finish bathrooms in basement.

My financial situation:
I am a good candidate for this loan because... I have steady employment in a career with raising coming every couple of months, it is a government job. I am looking to finish up things around my house on a house me and my wife built 5 years ago. I work hard and pay all my debts.

Monthly net income: $3600.00
Monthly expenses: $1400.00
Housing: $
Insurance: $
Car expenses: $0
Utilities: $
Phone, cable, internet:
Food, entertainment:
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511697
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	2.60%
Term:	60 months

Lender yield:	12.29%	Borrower rate/APR:	13.29% / 14.66%	Monthly payment:	$458.04

Lender servicing fee:	1.00%	Effective Yield*:	12.25%
		Estimated return*:	9.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1999	Debt/Income ratio:	9%
Credit score:	740-759 (Jun-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$116,506	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Homeownership:	Yes
Screen name:	thankful-economy0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	740-759 (Latest)
Principal borrowed:	$2,600.00	< 31 days late:	0 ( 0% )	780-799 (Apr-2010)
Principal balance:	$1,724.50	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Purchasing Rental Property
Purpose of loan:
This loan will be used to purchase a rental property below market value. I have identified a property and have made an offer. The property is currently cash flowing and is in a good rental area.

My financial situation:
I am a good candidate for this loan because I have a good credit history, a well paying job (same industry since the late 90's), and I have never missed a loan payment on Prosper from another loan that I have. Banks still charge enormous closing costs for small loans compared to Prosper.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511709
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$108.87

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Mar-1981	Debt/Income ratio:	12%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	5	Current / open credit lines:	11 / 10	Length of status:	14y 2m
Amount delinquent:	$668	Total credit lines:	70	Occupation:	Executive
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$5,338	Stated income:	$100,000+
Delinquencies in last 7y:	90	Bankcard utilization:	100%
		Homeownership:	Yes
Screen name:	omatic9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
OMATIC 9
Purpose of loan:
This loan will be used to...car repairs, home repairs

My financial situation:
I am a good candidate for this loan because...stable high income work history. Paid off many previous loans, mortgages, car loans etc.
U.S. Navy Vietnam Veteran, Hardworking, Reliable, Motivated to Succeed

Monthly net income: $6,640.00 plus annual bonus-($5000)
Monthly expenses: $
Housing: $2,741.49
Insurance: $300 per month
Car expenses: $200 per month-gas, maintenance
Utilities: $180 per month
Phone, cable, internet: $100 per month
Food, entertainment: $ 200+ per month
Clothing, household expenses: $140 per month
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511715
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$612.30

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1985	Debt/Income ratio:	15%
Credit score:	680-699 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Religious
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	wise-compatible-reward	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan for house improvement
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511727
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jul-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	3	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	6 / 4	Length of status:	5y 6m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 5	Revolving credit balance:	$536	Stated income:	$100,000+
Delinquencies in last 7y:	9	Bankcard utilization:	41%
		Homeownership:	Yes
Screen name:	green-order-quark	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Winery
Purpose of loan: Winery Improvements
This loan will be used to Buy Tanks

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $25,000
Monthly expenses: $14,500
Housing: $1987
Insurance: $400
Car expenses: $400
Utilities: $600
Phone, cable, internet: $75
Food, entertainment: $450
Clothing, household expenses: $50
Credit cards and other loans: $0
We have some credit cards but we don't use them much
they have lower lines of credit.
We are a full time winery operations we are working on rebuilding our credit after 2008 I lost my full time job.
Other expenses: $8000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 511733
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Credit score:	720-739 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	4y 8m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	blissful-auction5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
self
Purpose of loan: business
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
no debt

Monthly net income: $3335
Monthly expenses: $1000
Housing: $500
Insurance: $0
Car expenses: $0
Utilities: $60
Phone, cable, internet: $40
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: $100
Other expenses: $0
Information in the Description is not verified.